SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 13, 2005

                         TII NETWORK TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                            (State of Incorporation)


       1-8048                                              66-0328885
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(Commission File No.)                          (IRS Employer Identification No.)


                  1385 Akron Street, Copiague, New York 11726
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               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 789-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement   communication  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement   communication  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         (a) On September 14, 2005, the Company entered into a Consulting Agreement with Alfred J. Roach, a director of the Company who, at the time, ceased being Chairman of the Company's Board of Directors (see Item 5.02 below). A copy of the Consulting Agreement between the Company and Mr. Roach is attached to this Report as Exhibit 99.1, and the following discussion is qualified in its entirety by reference thereto. The Consulting Agreement with Mr. Roach provides for Mr. Roach to make himself available at such reasonable times and periods of time as the Company may request from time to time to consult with the Company's executive officers and directors regarding the Company's business and operations, focusing on the sale and marketing of the Company's products. The Consulting Agreement provides for a term to commence on November 1, 2005 (when Mr. Roach will cease being an employee of the Company) and to end on October 31, 2009, subject as earlier termination in the event of Mr. Roach's death or breach of either of his covenants to maintain the confidentiality of confidential information of the Company and not to compete against the Company. For his services, Mr. Roach is to receive (i) a consulting fee of $160,000 per annum, (ii) 5% of net sales generated through his efforts during the term of the Consulting Agreement from customers in China, India or Russia or, prior to May 1, 2007, from one potential United States based customer, and (iii) COBRA insurance premiums for eighteen months commencing November 1, 2005. Mr. Roach retains the right to revoke the Consulting Agreement until September 21, 2005.

      (b) On September 14, 2005, the Company entered into a Consulting Agreement with Charles H. House, a director of the Company (see Item 5.02 below). A copy of the Consulting Agreement between the Company and Mr. House is attached to this Report as Exhibit 99.2, and the following discussion is qualified in its entirety by reference thereto. The Consulting Agreement with Mr. House provides for Mr. House to consult with the Company in the management/marketing advisory field to assist the Company in, among other things, the analysis, development and implementation of a comprehensive go-to-market business plan for the Company's new multi-service residential gateway product, Service Interface Device ("SID"), for a term of one year. For his services, Mr. House, in lieu of $60,000 cash compensation, elected to receive 35,000 shares of the Company's Common Stock. The closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market on September 13, 2005, the day preceding authorization by the Company's Board of Directors and entering into the Consulting Agreement, was $1.50 per share.

      (c) On September 13, 2005, the Compensation Committee of Company's Board of Directors granted an option to Kenneth A. Paladino, the Company's Vice President - Finance, Chief Financial Officer and Chief Operating Officer, under the Company's stockholder approved 1998 Stock Option Plan, to purchase 150,000 shares of the Company's Common Stock until September 12, 2016 at $1.50 per share, the average of the highest and lowest sales prices per share of the Company's Common Stock on September 13, 2005. The option vests at the rate of 30,000 shares per annum commencing September 13, 2006. A copy of the Stock Option Contract, dated September 13, 2005, between the Company and Mr. Paladino is attached hereto as Exhibit 99.3, and the foregoing discussion is qualified in its entirety by reference thereto.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On September 19, 2005, the Company issued a press release announcing its results of operations for the fourth fiscal quarter and year ended June 24, 2005. A copy of the press release is furnished as Exhibit 99.4 to this Report and is incorporated herein by reference.

      The foregoing information, including Exhibit 99.4 and the information therefrom incorporated herein by reference, is being furnished, and shall not be deemed "filed," for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On September 14, 2005, the Board of Directors amended the Company's By-Laws (see Item 5.03 below) and eliminated the position of Chairman of the Board as an officer position with the Company.

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

      As a result, Alfred J. Roach ceased being Chairman of the Board and was appointed Chairman Emeritus. Charles H. House was appointed by the Board as non-executive Chairman of the Board.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      On September 19, 2005, the Company, under authorization of its Board of Directors, filed a Certificate of Elimination with the Secretary of State of the State of Delaware to officially eliminate from its Certification of Incorporation its authorized Series C Convertible Preferred Stock and return such shares to the status of authorized but unissued shares of the Company's Preferred Stock without designation. No shares of Series C Convertible Preferred Stock were outstanding. A copy of the Certificate of Elimination is attached to the Report as Exhibit 3.1.

      On September 14, 2005, the Board of Directors amended the Company's By-Laws to delete Section 6 of Article IX entitled "Chairman of the Board" and thereby eliminate the position of Chairman of the Board as an officer of the Company. The Company's By-laws, as amended to date, are attached to this Report as Exhibit 3.2.

ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Businesses Acquired: None

            (b)   Pro Forma Financial Information: None

            (c)   Exhibits:

                  3.1   Certificate    Eliminating   Reference   to   Series   C
                        Convertible   Preferred   Stock   from   the   Company's
                        Certificate of Incorporation

                  3.2   By-laws of the Company

                  99.1 Consulting Agreement, dated September 14, 2005, between the Company and Alfred J. Roach

                  99.2  Consulting Agreement,  dated September 14, 2005, between
                        the  Company  and  Charles  K.  House,   together   with
                        Nondisclosure Agreement

                  99.3 Incentive Stock Option Contract, dated September 13, 2005, between the Company and Kenneth A. Paladino

                  99.4  Press Release dated September 19, 2005.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  TII NETWORK TECHNOLOGIES, INC.


Date: September 19, 2005          By: /s/ Timothy J. Roach
                                      ------------------------------------------
                                      Timothy J. Roach,
                                      President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number                            Description

3.1 Certificate Eliminating Reference to Series C Convertible Preferred Stock from the Company's Certificate of Incorporation

3.2         By-laws of the Company

99.1 Consulting Agreement, dated September 14, 2005, between the Company and Alfred J. Roach

99.2 Consulting Agreement, dated September 14, 2005, between the Company and Charles K. House, together with Nondisclosure Agreement

99.3 Incentive Stock Option Contract, dated September 13, 2005, between the Company and Kenneth A. Paladino

99.4        Press Release dated September 19, 2005.


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